SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported)      June 30, 1998

                          LOUISIANA-PACIFIC CORPORATION
               (Exact name of registrant as specified in charter)

         Delaware                                    1-7107                                      93-0609074
(State or other jurisdiction                   (Commission File No.)                           (IRS Employer
       of incorporation)                                                                     Identification No.)

  111 S.W. Fifth Avenue, Portland, Oregon                                                           97204
(Address of principal executive offices)                                                          (Zip Code)


Registrant's telephone number, including area code        (503) 221-0800

The undersigned registrant hereby amends Item 7 of its Current Report dated June 30, 1998, to read in its entirety as follows:

FORWARD-LOOKING STATEMENTS
--------------------------

       Statements in this report, to the extent they are not based on historical events, constitute forward-looking statements. Forward-looking statements include, without limitation, statements regarding the outlook for future operations, production capacities, forecasts of future costs and expenditures, evaluation of market conditions, the outcome of legal proceedings, the adequacy of reserves, or plans for product development. Investors are cautioned that forward-looking statements are subject to an inherent risk that actual results may vary materially from those described herein. Factors that may result in such variance, in addition to those accompanying the forward-looking statements, include changes in interest rates, commodity prices, and other economic conditions; actions by competitors; changing weather conditions and other natural phenomena; actions by government authorities; uncertainties associated with legal proceedings; technological developments; future decisions by management in response to changing conditions; and misjudgments in the course of preparing forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not required.

                  (b) Pro Forma Financial  Information.

                  The pro  forma  financial  information  required  pursuant  to
         Article  11  of  Regulation  S-X  with  respect  to  the   registrant's
         disposition of assets on June 30, 1998, is included below.

                  (c) Exhibits

                      The  exhibits  to this  report are listed in the  attached
                      Exhibit Index.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL INFORMATION

         The Unaudited Pro Forma Consolidated Balance Sheet at March 31, 1998, presents the historical consolidated balance sheet adjusted to reflect the sale of assets for cash and promissory notes as described in Item 2 "Acquisition or Disposition of Assets" in this Form 8-K as if the sale had occurred on March 31, 1998. The Unaudited Pro Forma Condensed Consolidated Income Statements for the year ended December 31, 1997 and the three-month period ended March 31, 1998 present the results of operations of Louisiana-Pacific Corporation and subsidiaries (L-P) assuming the sale of assets had been completed on January 1, 1997. The subsequent issuance of senior debt in a private placement and the investment of cash proceeds from the asset sale and debt issuance in marketable investments are not reflected in the pro forma information.

         The following information is not necessarily indicative of the results of operations of L-P as they may be in the future or as they might have been had the transactions been consummated at the beginning of the period shown. The following information is also not necessarily indicative of the gain on sale of assets to be recorded by L-P in the second quarter of 1998, as L-P is not able to determine with certainty, at the time of this filing, the various liabilities to be recorded as a result of the sale of assets, the post-closing adjustments to be made for changes in working capital, the expenses of the sale, the income tax impacts and certain other items. The Unaudited Pro Forma Condensed
Consolidated Financial Information should be read in conjunction with the audited historical consolidated financial statements and the notes thereto included in L-P's 1997 Annual Report on Form 10-K and the unaudited condensed consolidated financial statements and the notes thereto included in L-P's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998.

         The following information also does not reflect L-P's ultimate use of the proceeds of these transactions which is not known at the time of this filing. Management continues to study alternative uses of the proceeds to maximize the long-term value to L-P and its stockholders, which may include internal investments in L-P's core businesses in the building products market, strategic acquisitions, or implementation of a share repurchase program.

                 LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (IN MILLIONS)

                                                                                   AS OF MARCH 31, 1998
                                                               -------------------------------------------------------------
                                                                                       PRO FORMA
ASSETS                                                              ACTUAL            ADJUSTMENTS              PRO FORMA
                                                               ----------------     ---------------        -----------------

Cash and cash equivalents                                      $        22.3         $    254.8 (a)         $       277.1
Accounts receivable, net                                               168.8               (9.8)(b)                 159.0
Inventories                                                            260.3              (52.4)(b)                 207.9
Prepaid expenses                                                        11.6               (4.9)(b)                   6.7
Income tax refunds receivable                                           79.6               (9.5)(e)                  70.1
Deferred income taxes                                                   73.0                                         73.0
                                                               --------------       ------------           ---------------
     Total current assets                                              615.6              178.2                     793.8

Timber and Timberlands                                                 642.3             (127.9)(b)                 514.4

Property, plant and equipment,                                       2,453.0             (139.7)(b)               2,313.3
Less reserves for depreciation                                      (1,276.7)              72.4 (b)              (1,204.3)
                                                               --------------       ------------           ---------------
     Net property, plant and equipment                               1,176.3              (67.3)                  1,109.0

Goodwill and other assets                                              152.9              353.9 (c)                 506.8
                                                               --------------       ------------           ---------------

     TOTAL ASSETS                                              $     2,587.1        $     336.9            $      2,924.0
                                                               ==============       ============           ===============



LIABILITIES AND STOCKHOLDERS' EQUITY

Current portion of long-term debt                              $        21.7        $                      $         21.7
Short-term notes payable                                                41.5                                         41.5
Accounts payable and accrued liabilities                               225.4                4.0 (b)(d)              229.4
Current portion of contingency reserves                                 40.0                                         40.0
                                                               --------------       ------------           ---------------
     Total current liabilities                                         328.6                4.0                     332.6

Long-term debt,      excluding current portion:                        630.8                                        630.8
Contingency Reserves                                                   168.3               14.7 (d)                 183.0
Deferred income taxes and other                                        205.8              116.7 (e)                 322.5

Stockholders' equity:                                                1,253.6              201.5 (e)               1,455.1
                                                               --------------       ------------           ---------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $     2,587.1        $     336.9            $      2,924.0
                                                               ==============       ============           ===============

 See notes to unaudited pro forma condensed consolidated financial information.

                 LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                       (In millons, except per share data)




                                                                                      PRO FORMA
                                                                  ACTUAL             ADJUSTMENTS              PRO FORMA


NET SALES                                                      $    2,402.5        $      (225.2)(a)         $    2,177.3
                                                               -------------       --------------            -------------

COSTS AND EXPENSES:
Cost of sales                                                       2,138.7               (196.0)(a)              1,942.7
Depreciation, amortization and depletion                              183.9                 (7.2)(a)                176.7
Selling and administrative                                            168.4                 (3.0)(a)                165.4
Settlements and other unusual items, net                               32.5                                          32.5
Interest expense                                                       30.9                                          30.9
Interest income                                                        (1.9)               (24.8)(b)                (26.7)
                                                               -------------       --------------            -------------
   Total costs and expenses                                         2,552.5               (231.0)                 2,321.5
                                                               -------------       --------------            -------------

Income (loss) before taxes and minority interest                     (150.0)                 5.8                   (144.2)

Provision (benefit) for income taxes                                  (43.6)                 2.2 (c)                (41.4)

Minority interest in income (loss) of consolidated subsidiaries        (4.6)                                         (4.6)
                                                               -------------       --------------            -------------

NET INCOME (LOSS)                                              $     (101.8)       $         3.6            $       (98.2)
                                                               =============       ==============            =============

NET INCOME (LOSS) PER SHARE
     BASIC AND DILUTED                                         $      (0.94)                                 $      (0.91)
                                                               =============                                 =============


AVERAGE SHARES OF COMMON STOCK OUTSTANDING (THOUSANDS)              108,450                                       108,450
                                                               =============                                 =============

 See notes to unaudited pro forma condensed consolidated financial information.

                          LOUISIANA-PACIFIC CORPORATION
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                INCOME STATEMENT
                        THREE MONTHS ENDED MARCH 31, 1998
                       (In millons, except per share data)



                                                                                      PRO FORMA
                                                                  ACTUAL             ADJUSTMENTS              PRO FORMA
                                                               -----------         -------------             -------------

NET SALES                                                      $    548.3          $      (43.8)(a)          $      504.5
                                                               -----------         -------------             -------------

COSTS AND EXPENSES:
Cost of sales                                                       500.3                 (40.1)(a)                 460.2
Depreciation, amortization and depletion                             39.5                  (1.7)(a)                  37.8
Selling and administrative                                           39.7                  (0.8)(a)                  38.9
Settlements and other unusual items, net                              -                                               -
Interest expense                                                      9.7                                             9.7
Interest income                                                      (2.1)                 (6.2)(b)                  (8.3)
                                                               -----------         -------------             -------------
   Total costs and expenses                                         587.1                 (48.8)                    538.3
                                                               -----------         -------------             -------------

Income (loss) before taxes and minority interest                    (38.8)                  5.0                     (33.8)

Provision (benefit) for income taxes                                (12.5)                  1.9(c)                  (10.6)

Minority interest in income (loss) of consolidated subsidiaries      (1.2)                                           (1.2)
                                                               -----------         -------------             -------------

NET INCOME (LOSS)                                              $    (25.1)         $        3.1              $      (22.0)
                                                               ===========         =============             =============

NET INCOME (LOSS) PER SHARE
     BASIC AND DILUTED                                         $    (0.23)                                  $       (0.20)
                                                               ===========                                   =============

AVERAGE SHARES OF COMMON STOCK OUTSTANDING (THOUSANDS)            108,990                                         108,990
                                                               ===========                                   =============

 See notes to unaudited pro forma condensed consolidated financial information.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL INFORMATION

                 LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES


1.   ASSUMPTIONS

         The Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 1998 is presented as if the sale of L-P's California redwood timberlands and associated sawmill manufacturing and distribution operations in Northern California to third party buyers for total consideration of approximately $610 million, including $353.9 million of promissory notes from Simpson Timber Company, occurred on March 31, 1998. The Unaudited Pro Forma Condensed Consolidated Income Statements for the year ended December 31, 1997 and the three months ended March 31, 1998 are presented as if each of those same transactions occurred on January 1, 1997. The subsequent issuance of senior debt of $348.6 million at a weighted average interest rate of 7% maturing in varying amounts between 2006 and 2018 in a private placement and the investment of cash proceeds from the asset sale and debt issuance in marketable investments are not reflected in the pro forma information.

         The Simpson promissory notes mature in varying amounts between June 30, 2006 and June 30, 2018. The weighted average interest rate of the notes is 7%.

2.   PRO FORMA ADJUSTMENTS - BALANCE SHEET

         The following adjustments have been made to the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

        (a) Adjustment to reflect the increase in cash and cash equivalents due to the cash proceeds resulting from the sale of the assets net of certain closing costs.

        (b) Adjustment to reflect the retirement of the net book value of accounts receivable, inventories, prepaid expenses, accounts payable, timber and timberlands and property, plant and equipment and related accumulated depreciation sold in the transaction.

        (c) Adjustment to reflect the receipt of promissory notes from Simpson Timber Company.

        (d) Adjustment to reflect the accrual of expenses related to the sale of assets as well as certain liabilities arising from the sale for which responsibility has been retained by L-P.

        (e) Adjustments to reflect the gain on the sale of assets and the related tax liabilities thereon.

3.   PRO FORMA ADJUSTMENTS - INCOME STATEMENTS

         The following adjustments have been made to the Unaudited Pro Forma Condensed Consolidated Income Statements:

         (a)  Adjustment to reflect the  reduction in net sales,  cost of sales,
              depreciation,   depletion   and   amortization   and  selling  and
              administrative costs due to the sale of assets and operations.

         (b) Adjustment to reflect interest income from the Simpson promissory notes.

         (c) Adjustment to reflect the effect of taxes related to the above transactions.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

DATED:  August 5, 1998                  LOUISIANA-PACIFIC CORPORATION



                                       By: /s/ Curtis M. Stevens
                                             Curtis M. Stevens
                                             Vice President, Chief Financial
                                              Officer and Treasurer

                                  EXHIBIT INDEX

2.1 Purchase Agreement by and between the registrant, LPS Corporation, L-P Redwood, LLC, Louisiana-Pacific Samoa, Inc., and Simpson Timber Company and Simpson Investment Company dated as of May 1, 1998. Incorporated by reference to Exhibit 2.1 to the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

2.2 Purchase Agreement by and between the registrant, LPS Corporation, L-P Redwood, LLC, and Sansome Forest Partners, L.P., dated as of May 1, 1998. Incorporated by reference to Exhibit 2.2 to the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

99       Louisiana-Pacific Corporation Press Release issued June 30, 1998.*

--------------
* Previously filed.